U.S. SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): September 13, 2005

Photonic Products Group, Inc.

(Exact name of registrant as specified in its charter)

New Jersey	000-11668	22-2003247
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

181 Legrand Avenue, Northvale, New Jersey		07647
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:  (201) 767-1910

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02: FD REGULATION DISCLOSURE

FOR IMMEDIATE RELEASE

Tuesday, September 13, 2005

Source: Photonic Products Group, Inc.

PPGI BOARD APPOINTS NEW DIRECTOR

NORTHVALE, N.J., September 13 – Photonic Products Group, Inc. (OTC Bulletin Board: PHPG) announced today that Mr. Luke P. La Valle, Jr. has been appointed to its Board of Directors.  Mr. La Valle’s appointment fills the board seat vacated this summer by the passing of Mr. Frank Wiedeman.

Mr. La Valle is President and CEO of American Capital Management, Inc., an investment portfolio management services firm he founded in 1980. Previously, for 13 years, he had been a senior investment officer and portfolio manager at the United States Trust Company of NY. Mr. La Valle is a graduate of Boston College and the University of Massachusetts. He retired in 1991 from the US Army Reserves’ Military Intelligence Branch with the rank of Lt. Colonel. His professional affiliations include the New York Society of Security Analysts, the Association for Investment Management and Research, and the Boston College Wall Street Council.

Dr. John Rich, Chairman of the Board of PPGI commented, “Our Board’s nominating committee had been in session since shortly after Frank Wiedeman’s passing, earlier this summer, to identify a candidate to appoint to its vacated seat. At our meeting this past Friday, September 9, the full Board met and unanimously accepted the nominating committee’s recommendation to appoint Luke La Valle to the Board, effective immediately.”

Photonic Products Group, Inc. develops, manufactures, and markets products and services for use in diverse Photonics industry sectors via its expanding portfolio of distinctly branded businesses. INRAD specializes in crystal-based optical components and devices, laser accessories and instruments. Laser Optics specializes in precision custom optical components, assemblies, and optical coatings. MRC Optics’ business specializes in precision diamond turned optics, metal optics, and opto-mechanical and electro-optical assemblies. PPGI’s customers include leading corporations in the Defense and Aerospace, Laser Systems, and Process Control and Metrology sectors of the Photonics Industry, as well as the U.S. Government.  Its products are also used by researchers at National Laboratories and Universities world-wide.

Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995: The statements contained in this press release that are not purely historical are forward looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Act of 1934. These statements may be identified by their use of forward-looking terminology such as “believes”, “expects”, “will”, “plan”, “targeting” or similar words.  Such forward-looking statements involve risks and uncertainties that could cause actual results to differ materially from those projected. Risks and uncertainties that could cause actual results to differ materially from such forward looking statements are, but are not limited to factors discussed from time to time in the Company’s filings with the Securities and Exchange Commission. The forward looking statements made in this news release are made as of the date hereof and Photonic Products Group, Inc. does not assume any obligation to update publicly any forward looking statement.